February 26, 2004

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
DREYFUS PREMIER MUNICIPAL BOND FUND
DREYFUS PREMIER GNMA FUND
DREYFUS PREMIER HIGH INCOME FUND
DREYFUS PREMIER SELECT INTERMEDIATE MUNICIPAL BOND FUND
DREYFUS PREMIER SELECT MUNICIPAL BOND FUND
DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.
Supplement to Current Statement of
Additional Information

Effective March 1, 2004, the following information supersedes and replaces the information contained in the second paragraph in the section of the Fund’s
Statement of Additional Information entitled “Shareholder Services – Automatic
Withdrawal Plan”:

No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1)
the account value at the time of the first withdrawal under the Automatic Withdrawal
Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable
CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

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